UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172
Exact name of registrant as specified in charter:	World Funds Trust
Address of principal executive offices:	8730 Stony Point Parkway, Suite 205 Richmond, VA 23235
Name and address of agent for service	The Corporation Trust Co., Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801 With Copy to: John H. Lively Practus, LLP 11300 Tomahawk Creek Parkway, Suite 310 Leawood, KS 66211
Registrant’s telephone number, including area code:	(804) 267-7400
Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2022

Item #1(a). Reports to Stockholders.
1(b). Not applicable.

Rule One Fund

RULE ONE FUND

VOL .5
RYD .1
CIGB
UNI
BCM
SBC .3
SBC .7

RULRX

ANNUAL REPORT

For the Year Ended
December 31, 2022

(833) RULE-ONE
ruleonefund.com

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Rule One Fund

Important Disclosure Statement

The Rule One Fund’s (the “Fund”) prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. To obtain the Fund’s prospectus containing this and other important information, please call 833-785-3663. Please read the prospectus carefully before you invest. Foreside Fund Services, LLC is the distributor and Rule One Partners, LLC is the investment advisor.

The performance data quoted represents past performance and is not guarantee of future results. Current performance of the Fund may be lower or higher than the performance data quoted. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Information provided with respect to the Fund’s Performance Data, Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of December 31, 2022 and are subject to change at any time. For most recent information, please call 833-785-3663.

ANNUAL REPORT

Rule One Fund

February 27, 2023

To the shareholders of the Rule One Fund:

The General Market Picture

Last year’s market was dominated by persistent 8% inflation and the Federal Reserve’s determination to lower it to 2%. The Fed’s main tool for this job was the Federal Funds Rate, the rate at which banks borrow and lend their excess reserves to each other overnight. This rate is used by the Federal Reserve to either slow down the economy by increasing the rate or stimulate the economy by lowering the rate. The Fed Funds Rate was 0% in January 2022 and increased by year end to 4%1. The interest rate for virtually all other loans rose in lock step.

As interest rates rise, some borrowers will fail to qualify to renew their outstanding loans at these higher rates while others are discouraged by higher rates from borrowing. What follows, theoretically, is less consumption, lower corporate revenue, less profit, slower growth rates, lower PE ratios and a lower stock market.

In 2022, as the higher rates took effect, the stock market certainly felt the impact, as did the real estate market. But inflation remained quite high, particularly with food inflation running over 10% and energy prices rising over 13%2.

The market is trying to recover and unemployment, rather than rising as hoped, dropped through the year to 3.5%3, an indication of an economy that is ignoring rising rates, slowing consumption, declining corporate earnings, war in Ukraine, conflict with China, and the Fed’s warning that they are not going to stop raising rates until inflation is at the 2% target. In other words, to paraphrase Prince, the country is still trying to party like it’s 1999. Frankly, a significant part of Wall Street and Main Street simply does not believe the Fed has the cojones to keep the pressure on.

And for good reason.

Since 1987 there has been a consistent response by the Fed to weakness in the economy: If there is a problem just lower interest rates and print money.

This scheme started with Fed Chairman Alan Greenspan who lowered interest rates and printed money to resolve the financial crisis of 1987. This stratagem was repeated multiple times during Greenspan’s tenure to the point that it came to be relied on by Wall Street. In fact, it was so commonly used by the Fed that Wall Street gave it its own name, the “Greenspan Put”.

The recognition by Wall Street traders that Greenspan would use the power of the Fed to shore up economic events effectively guaranteed that Wall Street would load up on stock the moment the Fed intervened. And the market would recover and go up. This cycle just kept repeating, and the market went up each time.

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Rule One Fund

As successive Fed Chairmen back-stopped one financial crisis after another for three decades, the “Greenspan Put” became the “Bernanke Put”, then the “Yellin Put”, and now the “Powell Put” and the market responded by using each downturn as a launching pad to skyrocket to new record highs.

The Wilshire GDP Ratio, a ratio of Gross Domestic Product to the price of the market, went up to 250% in 2021 from an average of about 80% during the roaring markets of the 1990’s4. The Shiller PE, a ratio of the price of the market to earnings, averaged 16 for 140 years. The Shiller was at 15 in 2009 but by 2021 it had climbed to 38, a level exceeded only once before - right before the 1999 market collapse. (The Shiller PE only got to 30 in 1929)5.

Many fund managers still insist on ignoring the dislocation of price and value in the market and seem ready to bet that to avoid a recession in 2023 we will see a “Powell Put” - lower interest rates and more money printing. Some are already bidding the market up on that expectation.

I think this time, however, is different.

Decades of artificially low interest rates and trillions of dollars of recently printed money combined with trillions more of government deficit spending have changed the game.

In previous recessions, the Fed could lower rates dramatically and create a substantial boost to the economy as it did in 1999 and 2009. Or it could simply print money as it did in 2020 in the Covid crisis.

Neither is an option today. Any significant stimulus to the economy by printing money or lowering rates is likely to exacerbate inflation.

Now, for the first time since the initial “Greenspan Put”, the combination of ultra-low interest rates and serious inflation has the Fed walking an economic tightrope over Niagara Falls. If Powell does yet another Put, our economy could slip off the tightrope and go over the falls with runaway inflation. But if he raises interest rates too quickly or too far or for too long, the economy could go over the falls into a deep recession.

The last time our economy was in this inflation/recession pickle, Paul Volker, the head of the Fed in 1979-1987, did not mess around with moderate action. He jacked the Fed Fund Rate up by 7.5 percentage points in nine months to 17.5% then thinking the data showed inflation abating he then quickly dropped the rate down by 8.5 percentage points in the next quarter. Subsequent data showed inflation roaring back so he then raised the rate up 10 percentage points in the following six months to 19%6.

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Rule One Fund

These were not half-measures and these big interest rate moves shocked the economy. They also crushed inflation and started a 40-year bull market in bonds and a 19-year bull market in stocks.

We hope Chairman Powell recognizes that 37 years of Fed Puts have baked into Wall Street the expectation of an immediately rising stock market off of every downturn and that the only way to get the price bubble out of the market and inflation under control is to keep the pressure on and continue raising rates until we get the recession we need.

Jamie Dimon, CEO of JP Morgan, recently said the Fed may need to push the Fed Funds Rate to 6% to break out of this market pattern and get inflation under control.9 Ray Dalio, founder of the Bridgewater macro hedge fund, wrote, “It looks like interest rates will have to rise a lot (toward the higher end of the 4.5% to 6% range). This will bring private sector credit growth down, which will bring private sector spending and, hence, the economy down with it.” 10

If the Fed stops raising rates on news that inflation is abating, this market may yet again go sailing off for another market record. If that happens, we will carefully pick companies to invest in that will likely do well in a massive inflationary cycle and we will do our best to not get caught up in the irrational exuberance.

But if Dimon and Dalio are right, the Fed will have to keep raising rates to around 6% for the 10-year Treasury Bond and for that we have our cash ready should the market respond by putting great companies on sale.

Management Discussion of Fund Performance

Our annual return in 2022 is -8.84% after fees and expenses.

Cash, in the form of the government bond fund, GOIXX, produced a return of $1.02 million on an average balance of approximately $61 million, yielding 1.4%.

Additional cash, approximately $6.85 million, was used for cash-settled put options and credit spreads and produced a return of $1.66 million, a yield of 24.2%.

Dividends of $1.47 million from dividend producing stocks with a basis of $41.1 million produced a 3.6% return.

Equities that increased in price in 2022 included GOLD, HII, SFM, SAFM, and SLV. These equities had a basis of $31.9 million and produced a price gain of $3.25 million, a gain of 10.2%.

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Rule One Fund

Equities that saw prices decline in 2022 were AHH, ATVI, BA, BABA, GOOGL, GLD, NFLX, OZK, and RGR. These stocks had a basis of $100.9 million and saw prices decline by $19.6 million, a price reduction of -19.4%.

These assets contributed as follows to the overall Fund return:

-Cash, cash equivalents, options and dividends contributed 2.6% to the overall fund return.

-Alibaba (BABA) contributed -4.8% to the overall fund return.

-Our remaining equities contributed -6.6% to the overall fund return.

-The Fund’s return of -8.84% after fees and expenses is the sum of these investment returns.

Our Portfolio

The Rule One Fund is a multi-strategic alternative mutual fund that seeks long-term total return. Our approach to achieve that objective has two legs:

(1)achieving a positive absolute return and

(2)preservation of capital.

Another way of expressing these goals is Warren Buffett’s first (and only) rule of investing, “Don’t lose money.” That’s our focus and the driving force behind this Fund and it is the lens to look through when evaluating the Fund’s performance.

BABA: In my 2021 annual letter I detailed why we chose BABA, a business we believed was wonderful that saw its price drop after President Xi began to pressure China’s tech industry to be less critical of his policies. I wrote that we were thrilled to buy a BABA “$10 bill” for “$5” even though the price dropped to “$3” during the year, producing a short-term loss in 2021.

That thrill is gone.

It went away when Russia started a war with Ukraine and the US Treasury Department sanctioned Russian debt and securities. The impact on Russian investments was immediate and devastating.

I was surprised to discover that the US Government would regulate private investment with such a heavy hand. Naïve of me, in hindsight, and it woke me up to the probability that if China takes aggressive action toward Taiwan, our government will almost certainly sanction Chinese securities. That realization forced me to reassess the risk of owning any Chinese company at any price and so, with great reluctance, we exited the BABA

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Rule One Fund

position and took a -$7.61 million loss, impacting the fund return by -4.8%. In the category of ‘Misery Loves Company’, Charlie Munger said this about BABA at the Daily Journal annual meeting this year:

“I regard Alibaba as one of the worst mistakes I’ve ever made.”

NFLX: My second unforced error was the price I paid to own another wonderful business, Netflix (NFLX). Based on our view of value, I thought $350 was a fair price after it dropped from $690. While we never think a business is on sale simply because the price dropped nearly in half, in this case, we bought our first tranche at $346 with what we thought was a substantial margin of safety. It was not substantial enough. Shortly after we acquired that position, news that their subscriber losses were continuing caused the NFLX stock price to crash to $175.

I should have fiddled while Rome burned.

We consoled ourselves with additional tranches of NFLX at lower prices and settled the year down -5%. Since then the price has recovered above our basis, but I missed a golden opportunity. By swinging too soon, I missed blasting a home run.

OTHER KEY POSITIONS

OZK: George Gleason, the head banker of the best regional bank in the US and one of the top 50 banks in the world, Bank OZK (OZK), is a Warren Buffett type investor. In 2007, before the last recession, he was parking cash and waiting for the inevitable recession-driven bank failures. Post-recession he bought over a dozen banks at fire-sale prices. He’s loading up on cash again and waiting for the next fire-sale to start. The stock price is down -14% in 2022 but we bought it with a deep discount and the price is still substantially above our basis. We think OZK remains underpriced and if Gleason continues to allocate capital as effectively as the past, we think the OZK stock price has a long way to go before it gets to intrinsic value.

HII: Over the last decade, China aggressively built warships and by 2025 will have more warships than the US Navy. We think the Navy’s response is very likely to demand a wave of government procurement for ships. Huntington Ingalls (HII), the largest warship builder in the US, is already the recipient of almost $50 billions of contracts and is busier constructing warships than any time since it was spun out of Northrup Grumman in 2011. We think the potential conflict with China over Taiwan makes HII anti-fragile and recession-proof. We bought this company substantially below the current price. It’s up 24% in 2022 and we believe that it will continue to see gains in 2023.

GOOGL: After tech stocks prices tanked in 2022, the dominant search engine of the world, Google, finally went on sale and we bought a first tranche. Then at the end of 2022, OpenAI and Microsoft released a beta version of a new, disruptive AI product, ChatGPT. Interestingly, ChatGPT’s foundational artificial intelligence design was developed at

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Rule One Fund

Alphabet. ChatGPT is stunning to use and some think it may threaten Alphabet’s ad revenue model. We think not. We think Alphabet’s AI expertise will allow them to match or outperform competitive AI technology. The stock is down -23% in 2022 but very near our break-even price and long term we are confident current prices reflect a significant margin of safety. Frankly, we’re hoping the price keeps dropping so we can acquire additional tranches are ever better prices.

RGR: The most profitable, most respected, and best managed firearms company in the world, Sturm Ruger & Company (RGR), is also one of the most anti-fragile companies we own, not to mention a nice ATM machine that has been paying out special dividends of 10% or better on our basis. When I discussed fiddling earlier, I should have mentioned that I missed an opportunity to sell RGR at the top of the firearms cycle. I really like this business for the long haul so I sold calls to exit at higher prices instead of just selling the stock and then fiddled with more call options as the price dropped from $92 to $50 over the year. My excuse for not fiddling is that this business is a cash cow. Management loves to issue special dividends that have reduced our basis by over 20% and we expect that the cash dividends will continue to flow. Perhaps holding onto this cash machine will turn out to be the better path in the long run.

OVERALL: We are very pleased with our portfolio at year’s end. Most of our positions are profitable and we believe that every stock we own remains significantly below its intrinsic value and represents such a wonderful business that, should the price go down, we will buy more. To that point, our one uncomfortable position is our largest asset, cash. We’d like to have a lot less of it but we will need Mr. Market’s cooperation to change that situation for the better by offering us either our current businesses at much lower prices or other wonderful businesses at prices that reflect a substantial margin of safety. Meanwhile, we continue to manage our cash with short-term government bonds and short-term cash settled options.

SPEAKING OF CASH: Modern Portfolio Theory, an academic market paradigm that dominates Wall Street strategy, stipulates that the amount a price moves up or down relative to the S&P 500 Index is called “Beta”. Beta, for most Wall Street traders, is a synonymous with risk. Stocks with a Beta greater than 1.0 are considered riskier than the market as a whole and those with a Beta lower than 1.0 are considered less risky than the market.

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Rule One Fund

The same thing applies to funds. Below are the 3-year Betas of the S&P 500® Index (SPX), the Rule One Fund (RULRX), the Dow (DJI), and the NASDAQ.

The Dow Jones Industrial Average (DJI), 30 great companies, has a 3-year Beta of 95%, indicating it is less risky than the S&P 500® Index, while the NASDAQ, an index of riskier technology companies, has a Beta of 110%.

A fund that targets a return that is higher than the market theoretically should have a correspondingly higher level of risk, a higher Beta. That is not the case with our fund. The Rule One Fund, a fund that is aiming at higher returns than the market, has a 3-year Beta of 43%, indicating that the fund carried half the risk of investing in the broad market in 2022. That level of risk is akin to the Beta of a bond fund that invests in investment grade government and corporate bonds.

Modern Portfolio Theory suggests this is a highly improbably result but, as Graham, Buffett, Munger and many more value investors have proven, these results go hand-in-hand with value investing strategy. Here’s why:

When the market is down, we attempt to buy businesses at deep discounts to their intrinsic value. When the market goes up to the point of becoming irrationally exuberant, many of those positions are priced above intrinsic value and so we tend toward selling some of those businesses. When we sell, our cash position increases. That cash becomes a major buffer to volatility should the market go down, as it did in 2022.

Further, the businesses we hold on to are, we think, anti-fragile type businesses purchased at deep discounts that we expect will perform better than the market as a whole whether the economy is experiencing inflation and/or recession. That combination of cash and a focused portfolio of wonderful businesses results in a Beta lower than the market, particularly when the market declines.

We think the market decline will resume if the Federal Reserve continues raising rates as promised and we believe our Rule One strategy is exactly right to set up the potential for great results in the future. In other words, it may finally be coming time for this fund to get fully invested.

ANNUAL REPORT

Rule One Fund

It is a privilege to invest for such an amazing group of people in this fund. You’re here because you understand the essence of this strategy of investing is to protect our capital by buying wonderful businesses when there is fear and selling them when there is greed. It is a practice that requires patience and the ability to stay in cash for long periods of time, even if that means underperforming the market for a time. No fund manager can do that without investors who understand and appreciate that when the market does fall, rising returns should follow.

So thank you all for your confidence in us. You are a rare bunch and we love you dearly. As always, our family’s fortune is invested right alongside yours and our every action in this fund is aimed at protecting our capital first of all and then investing it in wonderful businesses that are on sale when we have the opportunity.

Warmest regards,

Phil Town
Managing Partner, Rule One Partners
Advisor for the Rule One Fund

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Rule One Fund

ADDENDUM

1

Board of Governors of the Federal Reserve System (US), Federal Funds Effective Rate [FEDFUNDS], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/FEDFUNDS, January 10, 2023.

2

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Rule One Fund

3

Civilian unemployment rate, seasonally adjusted
Percent
4.1
4.0
3.9
3.8
3.7
3.6
3.5
3.4
Dec 2021
Dec 2022
Source: U.S. Bureau of Labor Statistics.

4

5SHILLER PE RATIO

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Rule One Fund

6

7

8

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Rule One Fund

9Forbes 2023/01/19

JPMorgan CEO Jamie Dimon has given an interview at the World Economic Forum in Davos, Switzerland, and he wasn’t mincing words. He believes that inflation might not yet be under control, and that we could see interest rates hit 6% in 2023.

10Fortune Sep 15,2022

“It looks like interest rates will have to rise a lot (toward the higher end of the 4.5% to 6% range),” Ray Dalio wrote. “This will bring private sector credit growth down, which will bring private sector spending and, hence, the economy down with it.”

Mutual fund investing involves risk. Loss of principal is possible. The Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers. “Value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. “Value” stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, “value” stocks can continue to be inexpensive for long periods of time and may not ever realize their full value. The Fund may gain exposure to Equity Securities directly through investment in derivatives instruments, such as short put and covered call options and other structured products. The Fund’s exposure to derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. This may result in a loss. The Fund invests may invest in foreign securities which involves political, economic and currency risks, great volatility, and differences in accounting methods. This risk is greater for investments in emerging markets.”

Fund holdings are subject to change at any time and should not be considered a recommendation to buy or sell any security.

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Rule One Fund

DEFINITIONS:

PE Ratio	A measure of how much investors are paying per dollar of earnings.
Shiller PE	The S&P 500 price divided by the average of ten years of earnings adjusted for inflation done annually since 1870. Created by Robert Shiller, recipient of the Nobel Prize in economics in 2013.
Margin of Safety	A principle of investing in which an investor only purchases securities when their market price is significantly below their intrinsic value.
DJIA	A stock market index that tracks 30 large, publicly owned blue-chip companies, considered a measure of conservative stock market performance.
S&P 500	A stock market index that tracks 500 publicly traded domestic companies, considered a measurement of the entire American stock market performance
NASDAQ	A stock index of all Nasdaq-listed stocks, considered a measurement of technology sector companies.
CPI	The change in the prices paid by consumers for a basket of consumer goods and services, considered to be the best measurement of inflation.
Wilshire 5000 Index	A stock index that tracks the performance of virtually all publicly traded companies in the United States.

Investment advisory services are provided by Rule One Partners LLC, a SEC registered investment adviser. This communication does not constitute an offer to sell or the solicitation of an offer to buy any security. Although the information provided has been obtained from sources that Rule One Partners LLC believes to be reliable, we do not guarantee its accuracy, and such information may be incomplete or condensed. It does not purport to include all the information available on the investments mentioned. The reader is referred to the regular statistical services, company reports and any official prospectuses for further details. Securities are offered through Foreside Fund Services, LLC, Member FINRA/SIPC. Rule One Partners, LLC is not affiliated with Foreside Fund Services, LLC.

Investors should consider the Fund’s investment objectives, potential risks, management fees and charges and expenses carefully before investing. This and other information is contained in the Fund’s prospectus and summary prospectus, which may be obtained online at ruleonefund.com or by calling 1-833 RULE-ONE (833-785-3663). Please read the prospectus carefully before investing.

ANNUAL REPORT

Rule One Fund

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

Past performance is not predictive of future performance.

The Dow Jones Industrial Average (“DJIA”) is a price-weighted index that tracks 30 large, publicly owned companies trading on the New York Stock Exchange and the NASDAQ in the United States.

Not FDIC Insured • May Lose Value • No Bank Guarantee

ANNUAL REPORT

Rule One Fund

COMPARISON OF $20,000 INVESTMENT IN RULE ONE FUND VS.
DOW JONES INDUSTRIAL AVERAGE INDEX (unaudited)

$35
$30
$25
$20
$15
In Thousands
$28,808
$23,161
6/3/19
3/31/20
12/31/20
12/31/21
12/31/22
Rule One Fund
Dow Jones Industrial Average

	Total Returns	Average Annual Return
	One Year Ended 12/31/2022	Since Inception 06/03/2019 - 12/31/2022
Rule One Fund	-8.84%	4.19%
Dow Jones Industrial Average Index	-6.86%	10.74%

*Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares. The total cumulative returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

Past performance is not predictive of future performance.

The Dow Jones Industrial Average Index (“DJIA”) is a price-weighted index that tracks 30 large, publicly-owned companies trading on the New York Stock Exchange and the NASDAQ in the United States.

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Rule One Fund

Portfolio Compositionas of December 31, 2022 (unaudited)

Holdings by Sector/Asset Class	Percentage of Net Assets
Common Stocks:
Communication Services	28.15%
Financials	11.24%
Consumer Staples	5.67%
Industrials	5.13%
Real Estate	3.36%
Consumer Discretionary	2.12%
Exchange Traded Funds	0.74%
Money Market Fund	19.24%
Options Purchased	0.00%	(1)
Total Investments	75.65%

Put Options Written	(0.03%	)

Total Options Written	(0.03%	)

(1)Percentage of net assets is less than 0.005%

See Notes to Financial Statements

ANNUAL REPORT

Rule One Fund

Schedule of InvestmentsDecember 31, 2022

		Shares	Value
55.67%	COMMON STOCKS

28.15%	COMMUNICATION SERVICES
	Activision Blizzard, Inc.	194,000	$14,850,700
	Alphabet Inc. - Class A (A)	61,000	5,382,030
	Netflix, Inc. (A)	73,000	21,526,240
			41,758,970

2.12%	CONSUMER DISCRETIONARY
	Sturm, Ruger & Co. Inc.	61,947	3,135,757

5.67%	CONSUMER STAPLES
	Sprouts Farmers Market, Inc. (A)	260,000	8,416,200

11.24%	FINANCIALS
	Bank OZK	416,269	16,675,736

5.13%	INDUSTRIALS
	Huntington Ingalls Industries Inc.	33,000	7,612,440

3.36%	REAL ESTATE
	Armada Hoffler Properties Inc.	433,400	4,984,100

55.67%	TOTAL COMMON STOCKS		82,583,203
	(Cost: $74,991,539)

0.74%	EXCHANGE TRADED FUND
	iShares Silver Trust ETF (A)	50,000	1,101,000
	(Cost: $1,093,271)

19.24%	MONEY MARKET FUND
	Federated Treasury Obligations Fund, Institutional Class 1.38% (B)	28,543,532	$28,543,533
	(Cost: $28,543,533)

See Notes to Financial Statements

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Rule One Fund

Schedule of Options PurchasedDecember 31, 2022

0.00%(C)	PURCHASED OPTIONS

	Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
0.00%(C)	OPTIONS PURCHASED

0.00%(C)	PUT OPTIONS
	Goldman Sachs	50	$1,716,900	$310.00	1/13/23	$3,000

0.00%(C)	TOTAL PURCHASED OPTIONS					3,000
	(Cost: $5,991)

75.65%	TOTAL INVESTMENTS					112,230,736
	(Cost: $104,634,334)
24.35%	Other assets, net of liabilities					36,127,466
100.00%	NET ASSETS					$148,358,202

(A)Non-income producing

(B)Effective 7 day yield as of December 31, 2022

(C)Less than 0.005%

See Notes to Financial Statements

ANNUAL REPORT

Rule One Fund

Schedule of Options WrittenDecember 31, 2022

(0.03%)	OPTIONS WRITTEN

	Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
(0.03%)	PUT OPTIONS
	Goldman Sachs	50	$(1,716,900)	$315.00	1/13/23	$(4,400)
	Apple, Inc.	110	(1,429,230)	127.00	1/13/23	(28,600)
	Alphabet, Inc.	200	(1,764,600)	83.00	1/6/23	(6,200)

(0.03%)	TOTAL PUT OPTIONS WRITTEN					(39,200)
	(Premiums received: $(42,358))

(0.03%)	TOTAL OPTIONS WRITTEN					$(39,200)
	(Premiums received: $(42,358))

See Notes to Financial Statements

ANNUAL REPORT

Rule One Fund

Statement of Assets and LiabilitiesDecember 31, 2022

ASSETS
Investments at fair value(1) (Note 1)	$112,230,736
Cash at brokers	35,804,713
Dividends and interest receivable	604,540
Prepaid expenses	23,137
TOTAL ASSETS	148,663,126

LIABILITIES
Payable for capital stock redeemed	12,330
Options written, at fair value(2) (Note 1)	39,200
Distribution payable	9,426
Accrued advisory fees	217,333
Accrued administration, transfer agent and accounting fees	20,649
Other accrued expenses	5,986
TOTAL LIABILITIES	304,924
NET ASSETS	$148,358,202

Net Assets Consist of:
Paid-in-capital	$151,883,473
Distributable earnings (accumulated losses)	(3,525,271)
Net Assets	$148,358,202

NET ASSET VALUE PER SHARE
Net Assets	$148,358,202
Shares Outstanding (unlimited number of shares of beneficial interest authorized without par value)	14,580,237
Net Asset Value and Redemption Price Per Share	$10.18

(1)Identified cost of:	$104,634,334
(2)Premiums received of:	$42,358

Rule One Fund

Statement of Operations

See Notes to Financial Statements

ANNUAL REPORT

Year ended December 31, 2022
INVESTMENT INCOME
Dividend (net of foreign tax withheld of $2,250)	$1,467,974
Interest	1,017,103
Total investment income	2,485,077

EXPENSES
Investment advisory fees (Note 2)	2,559,242
Recordkeeping and administrative services (Note 2)	131,620
Accounting fees	79,998
Custody fees	13,280
Transfer agent fees (Note 2)	80,169
Professional fees	45,619
Filing and registration fees	43,131
Trustee fees	9,886
Compliance fees	7,449
Shareholder servicing and reports	45,050
Insurance	7,243
Interest expense	33,092
Margin deficit interest	3,918
Other	19,224
Total expenses	3,078,921
Management fee waivers (Note 2)	(46,093)
Net Expenses	3,032,828
Net investment income (loss)	(547,751)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(10,401,959)
Net realized gain (loss) on options purchased	(1,603,945)
Net realized gain (loss) on options written	897,966
Net realized gain (loss) on investments, options purchased and options written	(11,107,938)
Net change in unrealized appreciation (depreciation) of investments	(3,939,710)
Net change in unrealized appreciation (depreciation) on options purchased	1,070,450
Net change in unrealized appreciation (depreciation) on options written	(23,564)
Net change in unrealized appreciation (depreciation) on investments, options purchased and options written	(2,892,824)
Net realized and unrealized gain (loss)	(14,000,762)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(14,548,513)

Rule One Fund

Statements of Changes in Net Assets

See Notes to Financial Statements

ANNUAL REPORT

	Years ended December 31,
	2022	2021
Increase (decrease) in Net Assets

OPERATIONS
Net investment income (loss)	$(547,751)	$(1,277,051)
Net realized gain (loss) on investments, options purchased and options written	(11,107,938)	17,105,351
Net change in unrealized appreciation (depreciation) of investments, options purchased and options written	(2,892,824)	(1,861,650)
Increase (decrease) in net assets from operations	(14,548,513)	13,966,650

DISTRIBUTIONS TO SHAREHOLDERS
Distributable earnings	(6,024,109)	(10,677,918)
Decrease in net assets from distributions	(6,024,109)	(10,677,918)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold	16,214,707	41,879,245
Distributions reinvested	6,014,683	10,659,370
Shares redeemed	(10,701,563)	(7,691,752)
Increase (decrease) in net assets from capital stock transactions	11,527,827	44,846,863

NET ASSETS
Increase (decrease) during year	(9,044,795)	48,135,595
Beginning of year	157,402,997	109,267,402
End of year	$148,358,202	$157,402,997

See Notes to Financial Statements

ANNUAL REPORT

Rule One Fund

Statement of Cash Flows

Year ended December 31, 2022
Increase (Decrease) in Cash
Cash flows from operation activities:
Net increase (decrease) in net assets from operations	$(14,548,513)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(57,712,372)
Proceeds from disposition of investment securities	38,090,953
Purchase options	(412,404)
Proceeds from disposition of options purchased	1,072,651
Proceeds from options written	3,032,503
Close options written	(1,622,185)
Sale (Purchase) of short term securities, net	28,048,401
Decrease (increase) in dividends and interest receivable	(529,212)
Decrease (increase) in prepaid assets	4,927
Increase (decrease) in due to broker	(9,333,044)
Increase (decrease) in interest expense payable	(4,404)
Increase (decrease) in accrued advisory fees	2,845
Increase (decrease) in other accrued expense	4,101
Net Unrealized depreciation (appreciation) on investments, options purchased and options written	2,892,824
Net realized (gain) loss on investments, options purchased and options written	11,107,938
Net cash provided by operating activities	95,009
Cash flows from financing activities:
Proceeds from shares sold	16,214,707
Payments on shares redeemed	(10,689,233)
Net cash used in financing activities	5,525,474
Net increase (decrease) in cash	5,620,483
Cash:
Beginning balance	30,184,230
Ending balance	$35,804,713

Supplemental Disclosure of Cash Flow Information
Cash financing activities not included herein consist of:
Interest paid	$41,414
Non-cash financing activities not included herein consist of
reinvestment of dividend distributions	$6,014,683

See Notes to Financial Statements

ANNUAL REPORT

Rule One Fund

Financial HighlightsSelected Per Share Data Throughout Each Period

	For the years ended December 31,		Period April 1, 2020 to December 31, 2020(2)	Period June 3, 2019(1) to March 31, 2020
	2022	2021
Net asset value, beginning of period	$11.64	$11.07	$8.88	$10.00
Investment activities
Net investment income (loss)(3)	(0.04)	(0.11)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.99)	1.53	2.42	(1.09)
Total from investment activities	(1.03)	1.42	2.37	(1.12)
Distributions
Net realized gain	(0.43)	(0.85)	(0.18)	—
Total distributions	(0.43)	(0.85)	(0.18)	—
Net asset value, end of period	$10.18	$11.64	$11.07	$8.88
Total Return(4)	(8.84%)	12.87%	26.74%	(11.20%)
Ratios/Supplemental Data
Ratios to average net assets(5)
Expenses, gross(6)(7)	2.05%	2.03%	2.15%	2.30%
Expenses, net of waiver(8)	2.02%	2.01%	2.06%	2.08%
Net investment income (loss)	(0.36%)	(0.93%)	(0.72%)	(0.40%)
Portfolio turnover rate(4)	47.30%	61.92%	32.99%	61.35%
Net assets, end of period (000’s)	$148,358	$157,403	$109,267	$63,094

(1)Commencement of operations.

(2)On August 25, 2020, the Board of Trustees approved a change to the Fund’s fiscal year end to December 31.

(3)Per share amounts calculated using the average shares outstanding during the period.

(4)Total return and portfolio turnover rate are for the period indicated and have not been annualized for periods less than one year.

(5)Ratios to average net assets have been annualized for periods less than one year.

(6)Gross expense ratio reflects the effect of interest expense which is excluded from the Fund’s expense limitation agreement.

(7)Ratio of total expenses before management fee waivers and reimbursements, excluding interest expenses, would have been 2.02% for year ended December 31, 2022, 2.01% for the year ended December 31, 2021, 2.08% for the period April 1, 2020 to December 31, 2020 and 2.22% for the period June 3, 2019 to March 31, 2020.

(8)Ratio of total expenses net of management fee waivers and reimbursements, excluding interest expenses, would have been 1.99% for the year ended December 31, 2022, 1.99% for the year ended December 31, 2021, 1.99% for the period April 1, 2020 to December 31, 2020 and 1.99% for the period June 3, 2019 to March 31, 2020.

ANNUAL REPORT

Rule One Fund

Notes to Financial StatementsDecember 31, 2022

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Rule One Fund (the “Fund”) is a series of the World Funds Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on April 9, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a non-diversified open-end management company. The Fund commenced operations on June 3, 2019. On August 25, 2020, the Board of Trustees of the Trust (the “Board”) approved a change in the Fund’s fiscal year end from March 31 to December 31.

The investment objective of the Fund is to seek long-term total return.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation

The Fund’s securities are valued at current market prices. Investments in securities traded on a principal exchange (U.S. or foreign) are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the average of the bid and ask price on the valuation date. Securities included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board. Short-term debt securities (less than 60 days to maturity) are valued at their current market prices. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Although the Board is ultimately responsible for fair value determinations under Rule 2a-5 of the 1940 Act, the Board has delegated day-to-day responsibility for oversight of the valuation of the Fund’s assets to Rule One Partners, LLC (the “Advisor”) as the Valuation Designee pursuant to the Fund’s policies and procedures. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate. Generally, trading in corporate bonds, U.S. government securities and money market instruments is

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedDecember 31, 2022

substantially completed each day at various times before the scheduled close of the New York Stock Exchange. The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

In accordance with GAAP, “fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedDecember 31, 2022

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the level of inputs used to value the Fund’s investments as of December 31, 2022:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets
Common Stocks	$82,583,203	$—	$—	$82,583,203
Exchange Traded Fund	1,101,000	—	—	1,101,000
Money Market Fund	28,543,533	—	—	28,543,533
Put Options Purchased	—	3,000	—	3,000
	$112,227,736	$3,000	$—	$112,230,736
Liabilities
Put Options Written	$—	$(39,200)	$—	$(39,200)
Total Options Written	$—	$(39,200)	$—	$(39,200)

Refer to the Fund’s Schedule of Investments for a listing of securities by security type and sector.

Security Transactions and Income

Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedDecember 31, 2022

Federal Income Taxes

The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

Management has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Interest and penalties, if any, associated with any federal or state income tax obligations are recorded as income tax expense as incurred.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2022, such reclassifications were due to the write off of net operating losses and were as follows:

Paid-in capital	$(547,414)
Distributable earnings (accumulated earnings)	547,414

Derivatives

The Fund utilizes derivatives to achieve its investment strategies. These are financial instruments that derive their performance from the performance of an underlying asset or index. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Options are subject to equity price risk that arises from the possibility that equity security prices will fluctuate affecting the value of the options. The Fund is subject to the requirements

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedDecember 31, 2022

of Rule 18f-4 under the Investment Company Act of 1940 and has adopted policies and procedures to manage risks concerning their use of derivatives. The compliance date for Rule 18f-4 was August 19, 2022.

The following are the derivatives held by the fund on December 31, 2022:

Derivative	Fair Value Asset Derivatives
Put options purchased	$3,000	*

	Fair Value Liability Derivatives
Put options written	$(39,200)	**

*Statements of Assets and Liabilities location: Investments at fair value.

**Statements of Assets and Liabilities location: Options written at fair value.

The effect of derivative instruments on the Statement of Operations and whose underlying risk exposure is equity price risk for the year ended December 31, 2022 is as follows:

Derivative	Realized Gain (Loss) On Derivatives Recognized in Income*	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income**
Put options purchased	$246,484	$4,013
Call options purchased	(1,850,429)	1,066,437
	$(1,603,945)	$1,070,450

Put options written	$256,832	$3,647
Call options written	641,134	(27,211)
	$897,966	$(23,564)

*Statement of Operations location: Net realized gain (loss) on put options purchased and options written, respectively.

**Statements of Operations location: Net change in unrealized appreciation (depreciation) on options purchased and options written, respectively.

The derivative instruments outstanding as December 31, 2022 disclosed above, and their effect on the Statement of Operations for year ended December 31, 2022, serve as indicators of the volume of financial derivative activity for the Fund. The following indicates the average monthly volume for the year ended December 31, 2022:

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedDecember 31, 2022

Average notional value of:
Purchased Options	$5,813,259
Written Options	(14,271,612)

Options

Call options give the owner the right to buy a stock at a specific price (also called the strike price) over a given period of time. Put options give the owner the right, but not the obligation, to sell a stock at a specific price over a given period of time. A purchaser (holder) of an option pays a non-refundable premium to the seller (writer) of an option to obtain the right to buy/sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of an option, upon payment by the holder of the premium, has the obligation to sell/buy the security to/from the holder of the option at the exercise price during the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Fund realizes a gain or loss from the sale of the security (or closing of the short sale). Options are not treated as hedging instruments under GAAP.

Purchased option contracts – When the Fund purchases a call or put option, an amount equal to the total premium (the premium plus commission) paid by the Fund is recorded as an asset in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to-market daily. Premiums paid in the purchase of options that expire are treated as realized losses. Premiums paid in the purchase of call options that are exercised will increase the cost of the underlying security purchased. Premiums paid in the purchase of put options that are exercised will decrease the proceeds used to calculate the realized capital gain or loss on the sale of the underlying security.

Written option contracts – When the Fund writes a call or put option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to-market daily. Premiums received from writing call and put options that expire are treated as realized capital gains. Premiums received from writing call options that are exercised will increase the proceeds used to calculate the realized capital gain or loss on the sale of the underlying security. Premiums received from writing put options that are exercised will decrease the basis of the underlying security purchased.

If a closing purchase or sale transaction is used to terminate the Fund’s obligation on an option, a capital gain or loss will be realized, depending upon whether the price of the closing transaction is more or less than the premium previously paid on the option purchased or received on the option written.

For the year ended December 31, 2022, the margin interest fees and short debit fees associated with such transactions were $37,010.

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedDecember 31, 2022

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor, provides investment advisory services for an annual fee of 1.70% of the daily net assets of the Fund.

The Advisor earned and waived management fees and reimbursed Fund expenses for the year ended December 31, 2022 as follows:

Management Fee Earned	Management Fee Waived
$2,559,242	$46,093

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (exclusive of interest, distribution fees pursuant to Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) do not exceed 1.99% of the average daily net assets of the Fund. This agreement is in effect until May 1, 2023. Each waiver or reimbursement of an expense by Advisor is subject to repayment by the Fund within the thirty-six months following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The total amounts of recoverable waivers and reimbursements as of December 31, 2022 are as follows:

Recoverable Waivers and Reimbursements and Expiration Date
2023	2024	2025	Total
$168,964	$28,329	$46,093	$243,386

Commonwealth Fund Services, Inc. (“CFS”), acts as the Fund’s administrator, fund accountant, transfer and dividend disbursing agent. As administrator, CFS provides shareholder, recordkeeping, administrative and blue-sky filing services. For it’s services, fees to CFS are computed daily and paid monthly. For the year ended December 31, 2022, the following fees were paid by the Fund to CFS:

Administration	Transfer Agent	Fund Accounting
$127,456	$67,393	$74,200

The amounts reflected on the Statement of Operations for Administration, Transfer Agent and Accounting fees may include out of pocket expenses not paid to CFS.

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedDecember 31, 2022

Certain officers of the Trust are also officers and/or directors of CFS. Additionally, Practus, LLP serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of Practus, LLP. J. Stephen King, Jr., Assistant Secretary of the Trust, is a Partner of Practus, LLP. Gino E. Malaspina, Assistant Secretary of the Trust, serves as Counsel of Practus, LLP. Neither the officers and/or directors of CFS, Mr. Lively, Mr. King or Mr. Malaspina receive any special compensation from the Trust or the Fund for serving as officers of the Trust.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from the sales of securities other than short-term investments for the year ended December 31, 2022, were as follows:

Purchases	Sales
$57,712,372	$38,503,211

The above amounts do not include the following:

Premiums received from options written	Payments to close options written
$3,032,503	$1,622,185

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Distribution classifications may differ from the Statement of Changes in Net Assets as a result of the treatment of short capital gains as ordinary income for tax purposes.

The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021 were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
Distributions paid from:
Ordinary income	$—	$4,624,328
Realized gains	6,024,109	6,053,590
	$6,024,109	$10,677,918

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedDecember 31, 2022

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Other losses	$(10,646,796)
Net unrealized appreciation (depreciation) on investments	7,121,525
$(3,525,271)

As of December 31, 2022, the Fund had a capital loss carryforward of $10,646,796, all of which is considered short term. These losses may be carried forward indefinitely.

Cost of securities for Federal Income tax purposes and the related tax-based net unrealized appreciation (depreciation) consists of:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Unrealized Appreciation (Depreciation)
$105,070,011	$13,484,920	$(6,363,395)	$7,121,525

The difference between book basis and tax basis distributable earnings is attributable primarily to the deferral of straddle losses.

NOTE 5 – TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Shares of beneficial interest transactions for the Fund were:

	Year ended December 31, 2022	Year ended December 31, 2021
Shares sold	1,470,736	3,348,327
Shares reinvested	591,414	923,689
Shares redeemed	(1,004,991)	(617,899)
Net increase (decrease)	1,057,159	3,654,117

NOTE 6 – RISKS AND BORROWINGS

The Fund engages in borrowing for leverage. The Fund has the ability to borrow funds (leverage) on a secured basis to invest in portfolio securities.

Leverage creates an opportunity for increased income and capital appreciation but at the same time, it creates special risks that will increase the Fund’s exposure to capital risk. There is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedDecember 31, 2022

The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable mutual funds that do not borrow for leverage. To secure the Fund’s obligation on these loans, the Fund will pledge portfolio securities in an amount deemed sufficient by the lender. Pledged securities will be held by the lender and will not be available for other purposes. The Fund will not be able to sell pledged securities until they are replaced by other collateral or released by the lender. Under some circumstances, this may prevent the Fund from engaging in portfolio transactions it considers desirable. The lender may increase the amount of collateral needed to cover a loan or demand repayment of a loan at any time. This may require the Fund to sell assets it would not otherwise choose to sell at that time.

To the extent the income or capital appreciation derived from securities purchases with Fund assets received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such Fund assets is not sufficient to cover the cost of leverage, the Fund’s return will be less than it would have been if no leverage had been used. Nevertheless, the Fund may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate under the circumstances.

The Fund has a leverage agreement with Interactive Brokers. The interest rate charged for these borrowings is a blended rate based on the tier of the margin balance. During the year ended December 31, 2022, the interest was as follows:

Outstanding average daily balance	Weighted average interest rate	Maximum amount outstanding	Outstanding balance as of 12/31/2022	Interest Expense
$2,555,143	1.30%	$17,417,428	$ —	$33,092

NOTE 7 – OTHER RISKS TO THE FUND

Market Disruption and Geopolitical Events. Geopolitical and other events, such as war, terrorist attacks, natural disasters, epidemics or pandemics could result in unplanned or significant securities market closures, volatility or declines. Russia’s recent military invasion of Ukraine and the resulting broad-ranging economic sanctions imposed by the United States and other countries, as well as the ongoing COVID-19 pandemic, may continue to disrupt securities markets and adversely affect global economies and companies, thereby decreasing the value of the Fund’s investments. Additionally, sudden or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, industries, or companies, which could reduce the value of the Fund’s investments.

ANNUAL REPORT

Rule One Fund

Notes to Financial Statements - continuedDecember 31, 2022

NOTE 8 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

ANNUAL REPORT

Rule One Fund

Report of Independent Registered Public Accounting Firm

taitweller.com

To the Shareholders of
Rule One Fund and the
Board of Trustees of The World Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Rule One Fund (the “Fund”), a series of the World Funds Trust, including the schedule of investments, as of December 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended, for the period April 1, 2020 through December 31, 2020 and for the period June 3, 2019 (commencement of operations) through March 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended, for the period April 1, 2020 through December 31, 2020 and for the period June 3, 2019 (commencement of operations) through March 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more funds in the World Funds Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required

ANNUAL REPORT

Rule One Fund

Report of Independent Registered Public Accounting Firm - continued

to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 27, 2023

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, 800-673-0550.

The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES

NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban (67) Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013.	20	Independent Trustee for the ETF Opportunities Trust for the thirteen series of that Trust (registered investment company)
Mary Lou H. Ivey (65) Trustee	Indefinite, Since June 2010	Senior Vice President Finance, Episcopal Church Building Fund (national non-profit organization), since January 2022; Accountant, Harris, Hardy & Johnstone, P.C., (accounting firm), since 2008-2021.	20	Independent Trustee for the ETF Opportunities Trust for the thirteen series of that Trust (registered investment company)
Theo H. Pitt, Jr. (86) Trustee	Indefinite, Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	20

Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Chairman of Hillman Capital Management Investment Trust; Starboard Investment Trust for the fourteen series of that trust; and ETF Opportunities Trust for the thirteen series of that Trust (all registered investment companies)

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David A. Bogaert (59) President	Indefinite, Since August 2017	Managing Director of Business Development, Commonwealth Fund Services, Inc. (fund administration and transfer agency), 2013 to present.
Karen M. Shupe (58) Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald (68) Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director, Fund Accounting and Administration, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively (54) Secretary	Indefinite, Since November 2013	Attorney, Practus LLP, (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.
J. Stephen King (60) Assistant Secretary	Indefinite, Since September 2022	Attorney, Practus LLP (law firm), 2020 to present; The TCW Group, Inc. (investment management firm), 2017 to 2020.
Gino E. Malaspina (54) Assistant Secretary	Indefinite, Since September, 2022

Counsel, Practus LLP (law firm), since August 2022; Vice President and Senior Counsel, State Street Corporation, October 2019 to July 2022; Senior Counsel, Apex Fund Services (formerly, Atlantic Fund Services), June 2014 to October 2019.

Holly B. Giangiulio (61) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present,
Laura B. Wright (50) Assistant Secretary	Indefinite, Since May 2022	Fund Administrator, Commonwealth Fund Services, Inc., 2016 to present.
Julian G. Winters (54) Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800-673-0550 or on the SEC’s website at https://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at https://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-PORT”. These filings are available, without charge and upon request, by calling 800-673-0550 or on the SEC’s website at https://www.sec.gov.

ANNUAL REPORT

Rule One Fund

Fund Expenses (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period July 1, 2022 and held for the six months ended December 31, 2022.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (7/1/22)	Ending Account Value (12/31/22)	Annualized Expense Ratio	Expenses Paid During the Period Ended* (12/31/22)
Rule One Fund	$1,000.00	$1,036.21	2.01%	$10.31
Hypothetical**	$1,000.00	$1,015.08	2.01%	$10.20

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

**5% return before expenses

ANNUAL REPORT

Rule One Fund

Privacy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Fund’s Privacy Notice is not part of this annual report.

Investment Adviser:

Rule One Partners, LLC
811 Bear Creek Road
Moreland, Georgia 30259

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Independent Registered Public Accounting Firm:

Tait, Weller and Baker LLP
Two Liberty Place
50 S 16th St, Suite 2900
Philadelphia, Pennsylvania 19102-2529

Transfer Agent, Fund Administration and Fund Accounting:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Legal Counsel:

Practus LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

ITEM 2.	CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f) The code of ethics is attached hereto as exhibit13(a)(1).

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $16,650 for 2022 and $16,000 for 2021.

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2021.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,250 for 2022 and $3,000 for 2021. The nature of the services comprising these fees include preparation of excise filings and income tax returns and assistance with calculation of required income, capital gain and excise distributions.

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2022 and $0 for 2021.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and  non-audit  services to be provided to the  registrant.  The Audit Committee also pre-approves any non-audit  services provided by the registrant’s principal  accountant to the investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)           NA

(c)            0%

(d)           NA

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2022 and $0 for 2021.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)       Schedule filed under Item 1 of the Form.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Solicitations to purchase securities under Rule 23c-1 under the Act: Not applicable.

(a)(4) Change in registrant’s independent public account: Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: March 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: March 10, 2023

By (Signature and Title)*:	/s/ Ann MacDonald
Ann MacDonald Principal Financial Officer
Date: March 10, 2023

* Print the name and title of each signing officer under his or her signature.